FINANCIAL INVESTORS TRUST

U.S. Government Money Market Fund, Classes I and II

Prime Money Market Fund, Classes I and II

American Freedom U.S. Government Money Market Fund, Classes I and  II

The following information supplements and should be read in conjunction with the information provided in the Funds’ Statement of Additional Information (“SAI”) dated August 28, 2003.

The following table should be deleted in its entirety from the section entitled “Interested Trustees and Officers” on page 9 of the SAI.

Name, Address & Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years* and Other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee
Traci A. Thelen, age 30, 1625 Broadway, Suite 2200 Denver, Colorado 80202	Secretary

Ms. Thelen is the General Counsel of ALPS and ADI.  Ms. Thelen joined ALPS and ADI in October 1999 as Associate Counsel.  Prior to that, Ms. Thelen did contract work for various law firms in Boulder, Colorado.  Because of her positions with ALPS and ADI, Ms. Thelen is deemed as affiliate of the Trust as defined under the 1940 Act.

The following table should replace the above table.

Name, Address & Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years* and Other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee
Erin E. Douglas, age 27, 1625 Broadway, Suite 2200 Denver, Colorado 80202	Secretary

Ms. Douglas is the Associate Counsel of ALPS and ADI.  Ms. Douglas joined ALPS and ADI in January 2003 as Associate Counsel.    Because of her positions with ALPS and ADI, Ms. Douglas is deemed an affiliate of the Trust as defined under the 1940 Act.  Ms. Douglas is also Secretary of the Financial Investors Variable Insurance Trust and Reaves Utility Income Fund.